EXHIBIT 99.1-B

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                            Monthly Operating Report

                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document       Explanation
REQUIRED DOCUMENTS                                                           Form No.            Attached         Attached
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                  MOR - 1                X
      Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR - 1 (CON'T)
      Copies of Bank Statements                                                                     X
      Cash disbursements journals
Statement of Operations                                                      MOR - 2                X
Balance Sheet                                                                MOR - 3                X
Status of Postpetition Taxes                                                 MOR - 4                X
      Copies of IRS Form 6123 or payment receipt
      Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                         MOR - 4                X
      Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                 MOR - 5                X
Debtor Questionnaire                                                         MOR - 5                X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


----------------------------------------                           -------------
Signature of Debtor                                                Date


----------------------------------------                           -------------
Signature of Joint Debtor                                          Date


----------------------------------------                           -------------
Signature of Authorized Individual*                                Date


----------------------------------------         -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

11/19/2002                                                              Form MOR

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                   Schedule of Cash Receipts and Disbursements

------------------------------------------------------------------------------------------------------------------------------------
                                                          Prior Months -             Current Month        Cumulative Filing to Date
                                                            Cumulative                  Actual                     Actual
------------------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Month (1)                            $    654,000.00            $ 25,179,992.00           $    654,000.00

Receipts (2)
ATC Trade Cash Receipts                                  $106,319,959.62            $    147,020.80           $106,466,980.42
Oregon Trade Cash Receipts                                  1,077,948.48                         --              1,077,948.48
New York Trade Cash Receipts                                1,216,611.69                  83,678.42              1,300,290.11
Neenah Trade Cash Receipts                                  2,149,442.80                   6,021.60              2,155,464.40
Greenwich Trade Cash Receipts                                  90,220.50                         --                 90,220.50
ATM Tennessee Trade Cash Receipts                              60,000.00                         --                 60,000.00
PPA Trade Cash Receipts                                     5,668,565.03                  12,376.37              5,680,941.40
ATC Non A/R Cash Receipts (Checks)                          2,542,213.97                 245,078.19              2,787,292.16
ATC Non A/R Cash Receipts (Wires)                          19,649,136.09                         --             19,649,136.09
Net Proceeds from Sale of Assets                           77,880,099.54               1,286,193.11             79,166,292.65
                                                         ---------------            ---------------           ---------------
   Total Receipts                                        $216,654,197.72            $  1,780,368.49           $218,434,566.21
                                                         ===============            ===============           ===============

Disbursements
Payroll related                                          $ 33,576,546.00            $    604,940.00           $ 34,181,486.00
Raw Materials/Supplies etc                                 19,233,757.77                         --             19,233,757.77
Utilities                                                   4,921,296.67                  35,756.00              4,957,052.67
Freight                                                    11,366,666.45                         --             11,366,666.45
Equipment Leases / Rent                                     4,294,089.93                         --              4,294,089.93
Mortgages                                                     484,537.74                         --                484,537.74
Insurance                                                   6,152,479.18                 119,430.00              6,271,909.18
SG&A                                                        8,042,609.91                  63,626.00              8,106,235.91
Professional Fees                                          14,805,428.54               1,703,124.00             16,508,552.54
Property Taxes and other Closing Costs                     23,698,314.44                 310,020.00             24,008,334.44
Net Payment to  Senior Secured Bondholders                 24,037,755.27              11,191,320.08             35,229,075.35
Net Payment to Secured Lenders Line of Credit              41,514,723.82                 (27,372.12)            41,487,351.70
                                                         ---------------            ---------------           ---------------
   Total Disbursements                                   $192,128,205.72            $ 14,000,843.96           $206,129,049.68
                                                         ===============            ===============           ===============
Net Cash Flow                                            $ 24,525,992.00            $(12,220,475.47)          $ 12,305,516.53
                                                         ===============            ===============           ===============
Cash - End of Month                                      $ 25,179,992.00            $ 12,959,516.53           $ 12,959,516.53
                                                         ===============            ===============           ===============
------------------------------------------------------------------------------------------------------------------------------------
Disbursements for Calculating  U.S. Trustee Quarterly Fees (From Current Month Column)
------------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                           $ 14,000,843.96
     Less: Transfers to Debtor In Possession Accounts                                                                      --
     Plus: Estate Disbursements Made by Outside Sources                                                                    --
                                                                                                              ---------------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                               $ 14,000,843.96


Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 2 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                 Schedule of Cash Disbursements by Debtor Entity

------------------------------------------------------------------------------------------------------------------------------------
                                                           Prior Months - Cumulative    Current Month     Cumulative Filing
                                                    Case #                                     Actual           To Date
------------------------------------------------------------------------------------------------------------------------------------
Entity:
American Tissue Inc                                01-10370      $            --      $            --      $            --
American Tissue Corp                               01-10372       151,813,811.24        13,785,348.96       165,599,160.20
American Tissue Mills of Oregon, Inc.              01-10375         1,654,182.33                   --         1,654,182.33
American Tissue Mills of Neenah LLC                01-10377        17,488,652.18             3,970.00        17,492,622.18
American Tissue Mills of New Hampshire, Inc        01-10380           503,243.00             1,525.00           504,768.00
American Tissue Mills of Tennessee LLC             01-10382         3,059,118.30                   --         3,059,118.30
American Tissue Mills of Wisconsin, Inc.           01-10386                   --                   --                   --
American Tissue Mills of New York, Inc.            01-10389         1,225,227.21                   --         1,225,227.21
American Tissue Mills of Greenwich LLC             01-10390           362,581.50           210,000.00           572,581.50
American Cellulose Mills Corp.                     01-10391         1,689,830.00                   --         1,689,830.00
Saratoga Realty LLC                                01-10392            70,191.00                   --            70,191.00
Tagsons Papers, Inc.                               01-10393                   --                   --                   --
Calexico Tissue Company LLC                        01-10394           186,062.68                   --           186,062.68
Unique Financing LLC                               01-10395                   --                   --                   --
Coram Realty LLC                                   01-10396                   --                   --                   --
Hydro of America LLC                               01-10398                   --                   --                   --
Engineers Road, LLC                                01-10399                   --                   --                   --
Landfill of America LLC                            01-10402                   --                   --                   --
Gilpin Realty Corp.                                01-10403                   --                   --                   --
Paper of America LLC                               01-10405                   --                   --                   --
Grand LLC                                          01-10406           218,284.00                   --           218,284.00
Pulp of America                                    01-10407                   --                   --                   --
Markwood LLC                                       01-10408                   --                   --                   --
Railway of America LLC                             01-10409                   --                   --                   --
100 Realty Management LLC                          01-10410                   --                   --                   --
American Tissue - New Hampshire Electric Inc.      01-10412                   --                   --                   --
Berlin Mills Railway, Inc.                         01-10415                   --                   --                   --
Pulp & Paper of America LLC                        01-10416        13,857,022.28                   --        13,857,022.28
                                                                ----------------      ---------------      ----------------

          Total Disbursements by Entity                         $ 192,128,205.72      $ 14,000,843.96      $ 206,129,049.68
                                                                ================      ===============      ================


                                  Page 3 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 1
                                                                    (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                             Bank Reconciliation (1)

--------------------------------------------------------------------------------
                                                    Bank Accounts

--------------------------------------------------------------------------------
Balance Per Books                      $  --      $  --       $  --      $  --

Bank Balance                              --         --          --         --
Plus: Deposits In Transit                 --         --          --         --
Less: Outstanding Checks                  --         --          --         --
Other                                     --         --          --         --
                                       -----      -----       -----      -----
Adjusted Bank Balance                  $  --      $  --       $  --      $  --
                                       =====      =====       =====      =====

Notes:

(1)   See attached copies of all DIP Bank Statements.

Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 4 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 1
                                                                    (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                       Statement of Operations (in 000's)

NET SALES:
          Outside                                                       $    --
          Rental Income                                                      --
                                                                        -------
COST OF SALES:
          Outside                                                           741
                                                                        -------
GROSS PROFIT / (LOSS)                                                      (741)

SG&A EXPENSES:
          Freight                                                            --
          Customs & Commissions                                              --
          Selling & Marketing                                                --
          Administrative                                                    731
                                                                        -------
                                                                            731
                                                                        -------

OPERATING PROFIT / (LOSS)                                                (1,472)

Restructuring Charges                                                     1,387
Gain on Sale of Assets                                                   (1,307)
Interest Expense (1)                                                        612
                                                                        -------
NET PROFIT / (LOSS)                                                     $(2,164)
                                                                        =======

Notes:

(1)   Assumes no interest payments to Senior Secured Note Holders.


                                  Page 5 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                     Balance Sheet as of 9/30/02 (in 000's)

ASSETS
  Current Assets:
        Cash and cash equivalents                                      $  1,487
        Segregated Cash (1)                                              11,472
        Accounts Receivable, net of allowance                            11,134
        Inventories
             Raw Materials                                                   --
             Supplies Inventory                                              --
             Work-in-process                                                 --
             Finished goods                                                  --
                                                                       --------
              Total Inventories                                              --

        Prepaid expenses and other current assets                         1,376
                                                                       --------
              Total Current Assets                                       25,469

  Property Plant & Equipment
             Machinery and Equipment                                     79,101
             Building and Building Improvements                           8,444
             Leasehold Improvements                                       3,321
             Land                                                         2,067
             Construction in Progress                                     5,355
                                                                       --------
              Total Property, Plant and Equipment                        98,288
             Less: Accumulated Depreciation                             (31,478)
                                                                       --------
              Property, Plant & Equipment, net (2)                       66,810

  Due from Related Parties, net
        Affiliated Entities                                              31,693
              Inventory / Mexico                                          5,774
        Beneficial Stockholders                                           1,166
              Reserve for Due from Related Parties                      (38,633)
                                                                       --------
  Due from Related Parties, net (3)                                          --

  Deferred Costs, net
        Total Deferred Costs                                             11,837
        Less: Accumulated Amortization                                   (6,022)
                                                                       --------
              Total Deferred Costs, net                                   5,815

  Other Assets                                                               27
                                                                       --------
               Total Assets                                            $ 98,121
                                                                       ========

Notes:

(1) Segregated cash includes excess proceeds from the sale of certain entities, professional service fees, funds placed in escrow for human resource claims, and disputed items in connection with the various asset sales.

(2) Due to the bank foreclosure on the underlying mortgage on the Calexico facility the real estate and the related liabilities have been written-off.

(3) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result these assets have been fully reserved.


                                  Page 6 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                     Balance Sheet as of 9/30/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

 Liabilities:

        Accounts Payable Trade                                              659
        Accounts Payable Accrual (Prof Fee's)                             4,114
        Senior Secured Notes - Post-Petition Funding                         --
        Accrued Expenses (1)                                              5,591
                                                                      ---------

 Total Liabilities:                                                      10,364

 Liabilities Subject to Compromise:
        Notes Payable (Bank Group Line of Credit at 9/30/02) (2)      $ 102,994
        Accounts Payable Trade                                          102,311
        Accrued Expenses                                                 23,592
        Accrued Fringes                                                   8,279
        Senior Secured Notes Payable                                    143,320
        Other Long term Liabilities                                      11,301
        Mortgage Loans Payable                                           11,057
        Capitalized Lease Obligations                                     1,113
                                                                      ---------
 Total Liabilities Subject to Compromise:                               403,967

  Stockholders' Equity
        Common Stock                                                      1,605
        Additional paid in capital                                       66,252
        Retained Earnings                                              (197,358)
        Current Earnings                                               (186,709)
                                                                      ---------
              Total Stockholders Equity                                (316,210)

        Total Liabilities and Stockholders Equity                     $  98,121
                                                                      =========

Notes:

(1)   See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                          Summary of Postpetition Taxes

------------------------------------------------------------------------------------------------------------------------------------
                                                         Amount
                                        Beginning       Withheld
                                           Tax             or                                     Check No.        Ending
                                        Liability        Accrued    Amount Paid   Date Paid (1)  or EFT (1)     Tax Liability
------------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                             $       --      $ 24,478      $24,478      See Notes      See Notes      $        --
FICA - Employee                                 --        11,082       11,082      See Notes      See Notes               --
FICA - Employer                                 --        11,082       11,082      See Notes      See Notes               --
Unemployment                                    --            --           --      See Notes                              --
Income                                          --            --           --                                             --
Other:  Corporate (2)                       17,700            --           --                                         17,700
                                        ----------      --------      -------                                    -----------
   Total Federal Taxes                  $   17,700      $ 46,643      $46,643                                    $    17,700
                                        ==========      ========      =======                                    ===========
State and Local
Withholding                             $       --      $  7,559      $ 7,559      See Notes      See Notes      $        --
Sales                                           --            --           --                                             --
Excise                                          --            --           --                                             --
Unemployment                                    --            --           --                     See Notes               --
Real Property (Property Taxes) (2)       1,609,472       129,000           --                                      1,738,472
Personal Property                               --            --           --                                             --
Other:                                          --            66           66      See Notes      See Notes               --
                                        ----------      --------      -------                                    -----------
   Total State and Local                $1,609,472      $136,626      $ 7,626                                    $ 1,738,472
                                        ----------      --------      -------                                    -----------
Total Taxes                             $1,627,172      $183,268      $54,268                                    $ 1,756,172
                                        ==========      ========      =======                                    ===========

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 9/6/02, 9/13/02, 9/20/02, and 9/27/02. Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2) Taxes are estimated.

                      Summary of Unpaid Postpetition Debts

--------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of Days Past Due
                                                                   ----------------------------------------------
                                                    Current          0 - 30     31 - 60    61 - 90      Over 90         Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                      $  659,000   $       --   $     --   $     --    $       --    $   659,000
Wages Payable                                                 --           --         --         --            --             --
Taxes Payable                                            129,000      129,000    129,000    129,000     1,240,172      1,756,172
Rent / Leases - Building (1)                    To Be Determined           --         --         --            --             --
Rent / Leases - Equipment (1)                   To Be Determined           --         --         --            --             --
Secured Debt / Adequate Protection Payments              827,000           --         --         --            --        827,000
Senior Secured Notes  - Post-Petition Funding                 --           --                                                 --
Professional Fees                                      4,114,000           --         --         --            --      4,114,000
Medical Insurance Claims                               1,551,000    1,551,000
Amounts Due to Insiders                                       --           --         --         --            --             --
Mortgage Interest Payable                                 65,000       65,000     65,000     65,000       386,000        646,000
Other:                                                   811,000           --         --         --            --        811,000
                                                      ----------   ----------   --------   --------    ----------    -----------
Total Postpetition Debts                              $8,156,000   $  194,000   $194,000   $194,000    $1,626,172    $10,364,172
                                                      ==========   ==========   ========   ========    ==========    ===========

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 8 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                  Accounts Receivable Reconciliation And Aging

-------------------------------------------------------------------------------------
Accounts Receivable Reconciliation (1)                                      Amount
-------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $ 11,382,796
+ Amounts billed during the period                                                --
- Amounts collected during the period                                        249,097
- Prior period reserve adj                                                        --
                                                                        ------------
Total Accounts Receivable at the end of the reporting period            $ 11,133,699
                                                                        ============


-------------------------------------------------------------------------------------
Accounts Receivable Aging                                                   Amount
-------------------------------------------------------------------------------------
0 - 30 days old                                                         $  7,916,594
31 - 60 days old                                                             978,726
61 - 90 days old                                                                  --
91+ days old                                                              34,187,379
                                                                        ------------
Total Accounts Receivable                                                 43,082,699
                                                                        ------------
Bad Debt Reserve                                                         (31,949,000)
                                                                        ------------
Accounts Receivable (Net)                                               $ 11,133,699
                                                                        ============

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 9 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 9/01/02 - 9/30/02

                              Debtor Questionnaire

----------------------------------------------------------------------------------------------------------
Must be completed each month                                                              Yes          No
----------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                      X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                         X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                                      X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                  X

Notes:

A) During the month of September the Debtor continued the sale of it's machinery and equipment.

B) The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.



                                  Page 10 of 10
11/19/2002           Unaudited - Subject to Material Change         Form MOR - 5
                                                                    (continued)

                                                         Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                  September 1, 2002 through September 30, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers):
      American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty
      Management LLC (01-10410), Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of September 1, 2002 through September 30, 2002, is un-audited and is subject to further review and potential adjustment.

4. During the month of September the bank foreclosed on the underlying mortgage of the Calexico facility. As a result the real estate and the related liabilities has been written-off.

5. During the month of September American Tissue Inc. completed the sale of certain assets for approximately $1.275,000.

                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

6. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending September 30, 2002):

                                                                   ($000s)
                                                                   -------
         Notes Payable (Bank Group Line of Credit @ 9/30/02)     $  102,994
         Accounts Payable - Trade                                   102,311
         Accrued Expenses                                            23,592
         Accrued Fringes                                              8,279
         Senior Secured Notes payable                               143,320
         Other Long Term Liabilities                                 11,301
         Mortgage Loans Payable                                      11,057
         Capitalized Lease Obligations                                1,113
                                                                 ----------
         TOTAL                                                   $  403,967
                                                                 ==========

                     Unaudited - Subject to Material Change


                                                                               2